Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF October 6-13, 2000
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Lusican P. Spataro                                                   CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Lucian P. Spataro                                                     12/4/2000
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell                                                     12/4/2000
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                           MONTH: OCTOBER 6-31

                           RECEIPTS AND DISBURSEMENTS

                                                    BANK ACCOUNTS
AMOUNTS REPORTED SHOULD BE           -------------------------------------------
PER THE DEBTOR'S BOOKS,                 SUNRISE     SUNRISE PMTS
not per the bank statement             OPERATING       MADE BY
                                     #052-978-7889    TESSERACT        TOTAL
                                     -------------    ---------     ------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                             --                             --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS     268,594.76      625,202.67     893,797.43
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                  268,594.76      625,202.67     893,797.43

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS       268,594.76                     268,594.76
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU.                       625,202.67     625,202.67
  OTHER (ATTACH LIST)                                                         --

  REORGANIZATION EXPENSES:
       ATTORNEY FEES                                                          --
       ACCOUNTANT FEES                                                        --
       OTHER PROFESSIONAL FEES                                                --
       U.S. TRUSTEE QUARTERLY FEE                                             --
       COURT COSTS                                                            --
  TOTAL DISBURSEMENTS                  268,594.76      625,202.67     893,797.43

ACCOUNT BALANCE -
END OF MONTH                                   --              --             --

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                      893,797.43
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                 --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                 893,797.43

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                      For the Month Ending October 31, 2000


REVENUE
Tuition and Fees Revenue                                          $1,264,357.87
Government Revenue                                                     9,449.22
Food Revenue                                                           3,942.25
Discounts                                                           (134,967.02)
Refunds/Returns                                                          128.80
                                                                  -------------

Total Revenue                                                      1,142,911.12
                                                                  -------------

OPERATIONAL COSTS
Salaries and Wages                                                   526,097.48
Taxes and Benefits                                                    37,233.07
Classroom Expenses                                                     4,467.62
Food Programs Expense                                                 67,516.61
Transportation Expenses                                                3,505.00
Maintenance Expense                                                   62,647.73
Insurance Expense                                                      6,397.66
Rent Expense                                                         240,056.87
Security Services Expense                                                324.00
Personal Property Tax Expense                                            (29.01)
Utilities Expense                                                     16,686.69
                                                                  -------------

Total Operational Costs                                              964,903.72
                                                                  -------------

GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                           3,789.51
Bad Debt Expense                                                       7,441.87
Bank Charges/Processing Fees-A                                        14,692.75
Licenses & Fees Expense                                                  230.50
Office/School Supplies Expense                                           368.30
Penalties & Late Fees Expense                                            120.52
Postage and Printing Expense                                               4.75
Pre-Employment Expense                                                 2,081.00
Telephone Expense                                                      5,563.16
Travel Expense                                                           614.81
Allocated Corporate Overhead                                         166,822.24
Other Expenses                                                           178.58
                                                                  -------------

Total General and Administrative Expenses                            201,907.99
                                                                  -------------

Interest Expense                                                      (4,877.17)
                                                                  -------------

Net Interest and Other Income (Expense)                               (4,877.17)
                                                                  -------------

Depreciation Expense                                                  40,984.18
                                                                  -------------

Total Depreciation and Amortization                                   40,984.18
                                                                  -------------

REORGANIZATION EXPENSES
Professional Fees Allocated                                           87,219.93
                                                                  -------------

Total Reorganization Expenses                                         87,219.93
                                                                  -------------

Net Income                                                        $ (156,981.87)
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                October 31, 2000


ASSETS

Current Assets
Cash and Cash Equivalents                                         $   15,719.31
Accounts Receivable, net                                             447,993.28
Prepaid Rent                                                         256,224.90
Other Current Assets                                                  77,839.16
                                                                  -------------

Total Current Assets                                                 797,776.65

Due From Tesseract                                                   698,708.29
Property and Equipment, net                                        1,150,984.69
Deposits and Other Assets                                            150,786.86
                                                                  -------------

Total Assets                                                      $2,798,256.49
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                  $   92,092.89
Payroll and Related Accruals                                         333,928.49
Deferred Revenue and Tuition Deposits                                116,888.06
                                                                  -------------

Total Current Liabilities                                            542,909.44
                                                                  -------------

Pre-Petition Liabilities
Accounts Payable                                                     896,687.09
Other Current Liabilities                                             79,198.70
Long-Term Debt                                                       248,159.46
                                                                  -------------

Total Pre-Petition Liabilities                                     1,224,045.25
                                                                  -------------

Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          184,260.05
                                                                  -------------

Total Long-Term Liabilities                                          327,921.39
                                                                  -------------

Total Liabilities                                                  2,094,876.08
                                                                  -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                    860,362.28
Post Petition Retained Deficit                                      (156,981.87)
                                                                  -------------

Total Shareholders' Equity                                           703,380.41
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,798,256.49
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB

                                STATUS OF ASSETS


                                                          0-30         31-60          60+
ACCOUNTS RECEIVABLE                        TOTAL          DAYS          DAYS         DAYS
                                         ----------    ----------    ----------    ----------
TOTAL ACCOUNTS RECEIVABLE                   447,994       317,576        72,116        58,301
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                   447,994       317,576        72,116        58,301


                                         SCHEDULED                                  CURRENT
FIXED ASSETS                               AMOUNT      ADDITIONS     DELETIONS       AMOUNT
                                         ----------    ----------    ----------    ----------
REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT               1,020,140        13,467                   1,033,607
ACCUMULATED DEPRECIATION                   (413,993)      (15,363)                   (429,356)
NET BUILDINGS/PLANT                         606,147        (1,896)           --       604,251

EQUIPMENT                                   755,300                                   755,300
ACCUMULATED DEPRECIATION                   (511,115)      (15,379)                   (526,494)
NET EQUIPMENT                               244,186       (15,379)           --       228,807

AUTOS & VEHICLES                            953,839                                   953,839
ACCUMULATED DEPRECIATION                   (625,670)      (10,243)                   (635,913)
NET AUTOS & VEHICLES                        328,170       (10,243)           --       317,927

CASE NUMBER: B-00-10939-ECF-RTB

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS


      POSTPETITION
   UNPAID OBLIGATIONS             TOTAL     0-30      31-60     61-90      91+
   ------------------            -------   -------   -------   -------   -------
ACCOUNTS PAYABLE                  92,093    92,093
TAXES PAYABLE                         43        43
ACCRUED PAYROLL AND BENEFITS     333,885   333,885
PREPAID TUITION                  116,888   116,888
SECURED DEBT
OTHER (ATTACH LIST)
                                 -------   -------   -------   -------   -------
TOTAL POST-PETITION
  LIABILITIES                    542,909   542,909        --        --        --
                                 =======   =======   =======   =======   =======


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                        AMOUNT PD       TOTAL PD
NAME                            REASON FOR PAYMENT      THIS MONTH      TO DATE
----                            ------------------      ----------      -------
NONE


                                     --------            --------       -------
TOTAL PAYMENTS TO INSIDERS                                     --            --
                                     ========            ========       =======


                                  PROFESSIONALS

                 DATE OF COURT                                           TOTAL
               ORDER AUTHORIZING    AMOUNT     AMOUNT     TOTAL PAID    INCURRED
NAME                PAYMENT        APPROVED     PAID       TO DATE      & UNPAID
----                -------        --------     ----       -------      --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB

                                   CASE STATUS

QUESTIONNAIRE
                                                   YES              NO
HAVE ANY FUNDS BEEN DISBURSED FROM ANY                     All accounts are in
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION                  process of conversion
ACCOUNT?                                                   to DIP designation

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                          NO

ARE ANY WAGE PAYMENTS PAST DUE?                                     NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                         NO

CURRENT NUMBER OF EMPLOYEES: 479

INSURANCE
                       CARRIER AND     PERIOD     EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY        POLICY NUMBER    COVERED       DATE         & FREQUENCY
--------------        -------------    -------       ----         -----------
Gen Liability          CLI0018811        3/1/00      3/1/01     39,208.72 /month
Auto Liability         BAP0708409        5/1/00      3/1/01     Included above
Excess Liability       UMI0000552        3/1/00      3/1/01     Included above
Workers Comp           59WBJB3649      11/30/99    11/30/00     Fully Paid
Gen Liability          CLI0018810        3/1/00      3/1/01     Included above
Blanket Contents       59UUNGG2042       5/1/00      3/1/01     Included above

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

Ranges:                From:         To:                                           From:        To:
Check Number           First         Last                          Check Date      10/6/00      10/31/00
Vendor ID              First         Last                          Checkbook ID    First        Last
Vendor Name            First         Last
Sorted By:             Check Number
* Voided Checks

Check Number           Vendor ID     Vendor Check Name               Check Date   Checkbook ID   Audit Trail Code     Amount
------------           ---------     -----------------               ----------   ------------   ----------------   -----------
  100012001            BAFDIA000     DIANE BAFFERTY                   10/13/00      OPERATING     PMCHK00000001          $24.00
  100012002            DAVTAM000     TAMERA DAVIS                     10/13/00      OPERATING     PMCHK00000001          $49.60
  100012003            DELJEN000     JENNIFER DELGADO                 10/13/00      OPERATING     PMCHK00000001          $28.40
  100012004            DEPOFPUSA     DEPARTMENT OF PUBLIC SAFETY -    10/13/00      OPERATING     PMCHK00000001         $572.00
  100012005            DYCNAN000     DYCK, NANCY                      10/13/00      OPERATING     PMCHK00000001          $35.73
  100012006            EVAJEN000     JENNIFER EVANS                   10/13/00      OPERATING     PMCHK00000001          $83.00
  100012007            GREDEB000     DEBBIE GREEN                     10/13/00      OPERATING     PMCHK00000001          $37.50
  100012009            NEWRON000     RONALD NEWMAN                    10/13/00      OPERATING     PMCHK00000001          $93.00
  100012010            OOSPAT000     PATRICIA OOSDYKE                 10/13/00      OPERATING     PMCHK00000001          $50.00
  100012011            YOUFEL000     FELICIA YOUNAN                   10/13/00      OPERATING     PMCHK00000001          $50.00
  100012012            US0FOO000     US FOODSERVICE                   10/19/00      OPERATING     PMCHK00000002       $7,093.02
  100012013            TOOLOR000     LORI TOOLEY                      10/19/00      OPERATING     PMCHK00000002          $34.72
  100012014            TOOLOR000     LORI TOOLEY                      10/19/00      OPERATING     PMCHK00000002          $64.71
  100012015            TOOLOR000     LORI TOOLEY                      10/19/00      OPERATING     PMCHK00000002         $185.77
  100012016            MOBFLE000     MOBIL FLEET                      10/20/00      OPERATING     PMTRX00000003       $3,500.00
  100012018            MOBFLE000     MOBIL FLEET                      10/24/00                    PMPAY00000001           $0.00
  100012020            4DPROP000     4D PROPERTIES                    10/30/00      OPERATING     PMCHK00000003      $11,772.03
  100012021            ANCVIL000     ANCALA VILLAGE SHOPPING CENTER   10/30/00      OPERATING     PMCHK00000003      $16,662.34
  100012022            BUI70U000     BUILDING 7 UNION HILLS LLC       10/30/00      OPERATING     PMCHK00000003       $7,626.51
  100012023            DERENT000     DER ENTERPRISES LLP              10/30/00      OPERATING     PMCHK00000003      $15,207.19
  100012024            DIVINS000     DIVALL INSURED INCOME PROP INC   10/30/00      OPERATING     PMCHK00000003      $11,418.38
  100012025            JON000001     JONES,EARL                       10/30/00      OPERATING     PMCHK00000003      $10,821.18
  100012026            MCCVEN003     MCCLINTOCK VENTURE LC            10/30/00      OPERATING     PMCHK00000003      $13,067.25
  100012027            MESDEV000     MESA DEVELOPMENT INC             10/30/00      OPERATING     PMCHK00000003      $12,568.84
  100012028            PEOINV000     PEORIA INVESTMENTS INC           10/30/00      OPERATING     PMCHK00000003      $17,853.87
  100012029            PIECOU000     PIERCE COUNTY ESCROW             10/30/00      OPERATING     PMCHK00000003      $16,481.08
  100012030            SANVIL003     SANTIAGO VILLA  (#129)           10/30/00      OPERATING     PMCHK00000003      $13,836.33
  100012031            SANVIL005     SANTIAGO VILLA  (#124)           10/30/00      OPERATING     PMCHK00000003      $14,980.76
  100012032            SC0WAR000     SC WARNER TEMPE, INC.            10/30/00      OPERATING     PMCHK00000003      $12,330.04
  100012033            SDMFAM000     SDM FAMILY CORP                  10/30/00      OPERATING     PMCHK00000003      $13,794.27
  100012034            SUNPRE000     SUNRISE PRESCHOOL VI INVESTME    10/30/00      OPERATING     PMCHK00000003      $31,319.61
  100012035            THEYOU000     THE YOUNG ONES CENTER            10/30/00      OPERATING     PMCHK00000003       $6,525.16
  100012036            WELFAR002     WELLS FARGO BANK                 10/30/00      OPERATING     PMCHK00000003      $18,541.69
       1001            MOBFLE000     MOBIL FLEET                      10/25/00      OPERATING     PMPAY00000002       $5,000.00
       1002            MONVAL000     MONKS, VALERIE                   10/25/00      OPERATING     PMPAY00000003         $266.38
       1003            US0FOO000     US FOODSERVICE                   10/26/00      OPERATING     PMPAY00000004       $6,620.40
REMIT000000000000001   MONVAL000     MONKS, VALERIE                   10/30/00                    PMCHK00000003           $0.00

Total Checks: 37                                                                         Total Amount of Checks:  $268,594.76

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                         $         --
                                                                   ------------

Cash In:  Telecheck                                                $ 155,631.83
          Credit Card Deposit (Preschools)                           395,634.62
          Regular Deposits (Preschools)                              356,926.06
                                                                   ------------
Daily Cash In:                                                     $ 908,192.51
                                                                   ============

Cash Out: Preschool A/P                                            $ 268,594.76
          Preschool Payroll                                          475,348.20
          Corporate A/P (allocated)                                  149,854.47
                                                                   ------------
Daily Cash Out:                                                    $ 893,797.43
                                                                   ============

Net Cash In/Out:                                                   $  14,395.08
                                                                   ------------
ENDING FUNDS AVAILABLE:                                            $  14,395.08
                                                                   ============